UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

PNK ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 12, 2016, Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”), issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing that its wholly owned subsidiary, PNK Entertainment, Inc. (“PNK”), priced its previously announced offering of senior unsecured notes only to “qualified institutional buyers” in an unregistered offering pursuant to Rule 144A under the Securities Act, and outside the U.S. to non-US persons pursuant to Regulation S under the Securities Act. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release, dated April 12, 2016, issued by Pinnacle Entertainment, Inc.

Forward Looking Statements

All statements included in this Current Report on Form 8-K, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “could,” “may,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements, may include, without limitation, statements regarding (a) regarding the proposed offering of senior unsecured notes and the proposed new senior credit facility and the use of proceeds therefrom; (b) the transaction between Pinnacle and Gaming and Leisure Properties, Inc. (NASDAQ: GLPI) whereby Pinnacle would sell its real estate assets to GLPI and spin-off Pinnacle’s operations into a new public company; the ability of Pinnacle to obtain the financing necessary to complete the transaction with GLPI; receipt of regulatory approvals and the consummation of the transaction and the timing thereof and (c) the transaction between Pinnacle and a subsidiary of GLPI whereby Pinnacle would acquire the operations of the Meadows Racetrack and Casino (the “Meadows Transaction”), the consummation of the Meadows Transaction and the timing thereof, the satisfaction of various closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining approval of the Pennsylvania Gaming Control Board and the Pennsylvania Harness Racing Commission. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside Pinnacle’s control that could cause actual results to differ materially from actual those reflected in such statements. There is no assurance that a transaction with GLPI or the Meadows Transaction will be completed on any particular timeframe or at all. Accordingly, Pinnacle cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on the potential factors, please review PNK’s and Pinnacle’s filings with the SEC, including, but not limited to, the Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q and the Current Reports on Form 8-K of PNK and Pinnacle, as the case may be.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNK ENTERTAINMENT, INC.
(Registrant)

Date: April 12, 2016	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release, dated April 12, 2016, issued by Pinnacle Entertainment, Inc.

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